Oppenheimer Cash Reserves

Oppenheimer Institutional Money Market Fund

Oppenheimer Money Fund/VA

Oppenheimer Money Market Fund

Supplement dated November 20, 2015 to the Prospectuses

This supplement amends the Prospectus of each of the above referenced funds (each a "Fund") and is in addition to any other supplement(s).

The Board of Trustees (the “Board”) of each Fund has approved certain changes to each Fund’s name and investment strategies, as discussed below. These changes will allow each Fund to operate as a “government money market fund,” in connection with the amendments adopted by the U.S. Securities and Exchange Commission (the “SEC”) to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940, as amended (the “Amendments”). Effective on or about the applicable projected effective date below, each Fund intends to operate as a government money market fund.

To qualify as a government money market fund, each Fund must invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). As a government money market fund, each Fund will be allowed to continue to use the amortized cost method and/or penny rounding pricing to value its portfolio securities and to transact at a constant net asset value. Additionally, as a government money market fund, each Fund will not be required to impose a liquidity fee of up to 2% on redemptions, and/or a “redemption gate” (i.e., a temporary suspension of redemptions for up to 10 business days in a 90-day period), if the Fund’s weekly liquid assets fall below 30% of its total assets, unless each Fund’s Board determines to reserve the ability to do.

Accordingly, at the Board meetings held in August 2015 (for Oppenheimer Cash Reserves and Oppenheimer Money Fund/VA) and September 2015 (for Oppenheimer Institutional Money Market Fund and Oppenheimer Money Market Fund), the Board of each Fund approved the adoption of a new non-fundamental investment policy requiring each Fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities. Each Fund also will change its name as follows:

Old Name	New Name	Projected Effective Date
Oppenheimer Cash Reserves	Oppenheimer Government Cash Reserves	September 28, 2016
Oppenheimer Institutional Money Market Fund	Oppenheimer Institutional Government Money Market Fund	September 28, 2016
Oppenheimer Money Fund/VA	Oppenheimer Government Money Fund/VA	April 29, 2016
Oppenheimer Money Market Fund	Oppenheimer Government Money Market Fund	September 28, 2016

In addition, the Board has determined not to reserve the ability to subject each Fund to a liquidity fee and/or a redemption gate on Fund redemptions. If the Board should determine to reserve the ability to impose a liquidity fee and/or a redemption gate at a future date, the Fund will provide appropriate prior notice to shareholders, as required under the Amendments.

These changes will take effect on or after the applicable projected effective date. Although each Fund will continue to comply with its current investment strategy, each Fund will attempt to gradually transition its portfolio holdings from its current investment strategy to its new investment strategy, in order to avoid the increased transaction costs that may result from selling portfolio securities at inopportune times. As the current investment strategy permits the intended investments of the new investment strategy, each Fund may be invested in accordance with its new investment strategy before the actual effective date of each Fund’s new investment strategy.

In addition, each Fund has a fundamental concentration policy that permits each Fund to invest without limit in the obligations of banks. Each Fund will retain this fundamental policy as is since the SEC has long taken the position that money market funds may reserve the right to invest without limit in obligations of banks without being deemed to concentrate its investments. As government money market funds, each Fund will not rely on the policy to invest without limit in obligations issued by banks, and each Fund will retain this policy solely to avoid the expense of an unnecessary shareholder vote, which would be required to remove this fundamental policy.

***

Effective immediately, the following paragraph is added to the section titled "Principal Risks" of each Fund’s Prospectus:

Large Shareholder Transactions Risk.  Large transactions by shareholders can impact the Fund’s expense ratio, yield and potentially its net asset value.  A large redemption of Fund shares by a large shareholder may have a negative effect on the Fund’s net asset value and yield, as the Fund may be forced to sell a large portion of its portfolio holdings at an inopportune time.  A large redemption of Fund shares may also result in an increase in the Fund’s expense ratio, since a large redemption may result in the Fund’s current expenses being allocated over a smaller asset base.  In order to be able to meet reasonably foreseeable requests for redemptions of Fund shares, the Fund may be required to consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions.  This may require the Fund to maintain sufficiently liquid assets in lower-yielding securities that are easier to sell, which may have a negative impact on the Fund’s yield.  Similarly, a large purchase of Fund shares by a large shareholder may have a negative effect on the Fund’s yield, as the Fund may be unable to deploy a larger cash position into new investments as quickly as it could with a smaller cash position.  Large transactions may also increase transaction costs.

***

Effective immediately, the following paragraph replaces the current paragraph “Payment Delays” in the section titled “How to Buy, Sell and Exchange Shares” in each Prospectus for Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, and is added to the section titled “How to Buy and Sell Shares” in each Prospectus for Oppenheimer Institutional Money Market Fund and Oppenheimer Money Fund/VA:

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

November 20, 2015	PX0000.071